Exhibit 99.1

Ethan Allen’s Manufacturing Plant in Orleans, Vermont, Resumes Operations and Continues to Make Progress Following July Flooding

DANBURY, CT – September 19, 2023 – Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD) today issued the following statement regarding an update on the flooding that has recently impacted its Orleans, Vermont, manufacturing facility:

In July 2023, Ethan Allen’s wood furniture manufacturing operations located in Orleans, Vermont, sustained damage from heavy flooding of the nearby Barton River. In addition to losses related to wood furniture inventory parts and state-of-the-art manufacturing equipment, the flooding also resulted in a temporary work stoppage for many Vermont associates and a disruption and delay of shipments for approximately seven weeks.

Ethan Allen has deep roots in Vermont, first established in 1936 when the Company’s founders purchased a sawmill in Beecher Falls. The Orleans workshop employs approximately 250 dedicated local associates and serves as an important economic engine, not only in the Orleans and Barton areas, but also for businesses and workers throughout the Northeast Kingdom. Ethan Allen’s sawmill and wood machining operation, located about an hour away in Beecher Falls, provides wood parts to Orleans.

“We are proud of our roots in the Northeast Kingdom,” said Ethan Allen’s Chairman, President and CEO, Farooq Kathwari. “We are fortunate to have maintained our manufacturing facilities in North America, which enables us to be in a better position to serve our clients. I recently had the opportunity to visit both Orleans and Beecher Falls and meet with our dedicated associates. While the July flooding has caused substantial damage to our Vermont wood furniture manufacturing plant, we are pleased to see our business resume operations and actively work down existing backlog.”

Ethan Allen is currently working through insurance to recover a portion of incurred losses, which will be included in the Company’s fiscal 2024 first quarter financial results. Losses incurred from the disposal of damaged inventory, inoperable machinery equipment from water damage, facility cleanup, and restoration, are currently estimated to be approximately $2.5 million, net of insurance recoveries and grant proceeds. In addition, the flooding has resulted in a delay in the production of custom orders, which is expected to reduce the Company’s consolidated net sales by approximately $15 million during the first quarter of fiscal 2024.

Thanks to the hard work of Ethan Allen’s associates as well as external specialized teams, the Company is making good progress towards equipment repair and cleanup of the plant. Mr. Kathwari credits Governor Phil Scott, members of the Vermont state legislature, and the state’s Department of Economic Development, which awarded Ethan Allen a $500,000 grant through its Business Emergency Gap Assistance Program. These funds will be used toward cleanup and restoration efforts as well as for local capital projects to further enhance the Orleans workshop. “We appreciate the State of Vermont’s ongoing partnership and its commitment to our business and to our local associates,” Mr. Kathwari stated.

“Our wood furniture manufacturing in Orleans resumed limited operations during August 2023, and at this time, approximately 75% of our associates are back to work. We have set aside significant capital to enhance and improve our production workflows as we move forward. Although we continue to assess the costs of cleanup and repair, as our work is ongoing, we are pleased to say that we remain open for business in Vermont,” Mr. Kathwari concluded.

ABOUT ETHAN ALLEN

Ethan Allen Interiors Inc. (NYSE: ETD) is a leading interior design company, manufacturer and retailer in the home furnishings marketplace. The Company is a global luxury home fashion brand that is vertically integrated from product design through home delivery, which offers its customers stylish product offerings, artisanal quality, and personalized service. The Company provides complimentary interior design service to its clients and sells a full range of home furnishings through a retail network of design centers located throughout the United States and abroad as well as online at ethanallen.com. Ethan Allen owns and operates ten manufacturing facilities located in the United States, Mexico and Honduras, including one sawmill, one rough mill and a lumberyard. Approximately 75% of its products are manufactured or assembled in these North American facilities.

For more information on Ethan Allen's products and services, visit www.ethanallen.com.

Investor / Media Contact:

Matt McNulty
Senior Vice President, Chief Financial Officer and Treasurer
IR@ethanallen.com

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Generally, forward-looking statements represent management’s beliefs and assumptions concerning current expectations, projections or trends relating to results of operations, financial results, financial condition, strategic objectives and plans, expenses, dividends, share repurchases, liquidity, use of cash and cash requirements and investments. Such forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These forward-looking statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “continue,” “may,” “will,” “short-term,” “target,” “outlook,” “forecast,” “future,” “strategy,” “opportunity,” “would,” “guidance,” “non-recurring,” “one-time,” “unusual,” “should,” “likely,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The Company derives many of its forward-looking statements from operating budgets and forecasts, which are based upon many detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is very difficult to predict the impact of known factors and it is impossible for the Company to anticipate all factors that could affect actual results and matters that are identified as “short term,” “non-recurring,” “unusual,” “one-time,” or other words and terms of similar meaning may in fact recur in one or more future financial reporting periods.

Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected. Actual results could differ materially from those anticipated in the forward-looking statements due to a number of risks and uncertainties including, but not limited to, the risks and uncertainties disclosed in Part I, Item 1A. Risk Factors, in the Company’s 2023 Annual Report on Form 10-K and other factors identified in its reports filed with the Securities and Exchange Commission (the “SEC”), available on the SEC's website at www.sec.gov.

All forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements, as well as other cautionary statements. A reader should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond the Company’s ability to control or predict. The Company is including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.